UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2004

                                   ARGAN, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      001-31756               13-1947195
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)


 One Church Street, Suite 302, Rockville Md                   20850
  (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (301) 315-0027

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      The information set forth in Item 2.01 and Item 2.03 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On August 31, 2004, Argan, Inc., a Delaware corporation ("Argan"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 31, 2004, with Kevin J. Thomas ("Thomas"), Vitarich Laboratories, Inc., a Florida corporation ("Vitarich"), and AGAX/VLI Acquisition Corporation, a Delaware corporation ("VLI"), acquired Vitarich by way of a merger (the "Merger") of Vitarich with and into VLI, with VLI as the surviving company of the Merger. Vitarich (now VLI) is in the business of formulating, packaging and distributing whole food dietary, herbal and nutritional supplements and related products, which are marketed globally to retail, wholesale and private label customers, including network marketing companies, health food stores, mass merchandisers, drug stores, food stores, and Internet and mail-order companies. A copy of a press release announcing the Merger is attached hereto as Exhibit 99.1.

      In connection with the Merger, Argan and Thomas entered into a certain Registration Rights Agreement (the "Registration Rights Agreement"), dated as of August 31, 2004; VLI and Thomas entered into a certain Employment Agreement (the "Employment Agreement"), dated as of August 31, 2004; and VLI and Vitarich Farms, Inc ("Farms"), a Florida corporation, entered into a certain Supply Agreement (the "Supply Agreement"), dated as of August 31, 2004.

      Also in connection with the Merger, Argan effected certain changes to its existing credit facility with Bank of America ("BOA"), pursuant to a certain Third Amendment to Financing and Security Agreement (the "Third Amendment"), dated as of August 31, 2004, by and among Argan, Southern Maryland Cable, Inc., a Delaware corporation that is a wholly-owned subsidiary of Argan ("SMC"), and VLI, as borrowers, and BOA, as lender; a certain Amended and Restated Revolving Credit Note (the "Amended Revolving Note"), dated August 31, 2004, in the amount of $3,500,000, by and among Argan, SMC and VLI, as borrowers, in favor of BOA, as lender; a certain First Amendment to Term Note (the "First Amendment to Term Note"), dated as of June 29, 2004, by and among Argan and SMC, as borrowers, and BOA, as lender; and an Additional Borrowers Joinder Supplement (the "Supplement" and together with the Third Amendment, the Amended Revolving Note and the First Amendment to Term Note, the "Financing Document Amendments"), dated as of August 31, 2004, by and among Argan, the other Existing Borrowers (as such term is defined in the Supplement) and VLI, as borrowers, and BOA, as lender.

      Pursuant to the Merger Agreement, each outstanding share of Vitarich's common stock ("Stock") was exchanged for the Merger Consideration (as described below) and, upon receipt of the Merger Consideration, such shares of Vitarich common stock were cancelled. Thomas owned all of the outstanding shares of Vitarich common stock before the Merger. Following the Merger, the officers of VLI are as follows: Rainer Bosselmann, Chairman of the Board; Kevin J. Thomas, Senior Operating Executive; Gerry David, President; Craig Woldinger, Executive Vice President; Haywood Miller, Vice President and Secretary; Arthur Trudel, Vice President, Treasurer and Chief Financial Officer; and Steve Ashkinos, Vice President--Finance.

      Under the Merger Agreement, the total merger consideration to be paid by Argan to Thomas (the "Merger Consideration") is an amount equal to the sum of the Initial Consideration and the Additional Consideration (each as described below), determined and paid in accordance with the terms of the Merger Agreement, and each share of Stock is entitled to receive a sum equal to the Merger Consideration divided by the total number of shares of the Stock.

      The Merger Agreement provides that the Initial Consideration (the "Initial Consideration") shall be an amount equal to $12,443,750, paid at Closing (i) $6,050,000 in cash (the "Initial Cash Consideration"); and (ii) through the issuance of 825,000 shares of Argan common stock (the "Initial Stock Consideration"), subject to adjustment as provided in the Merger Agreement. Pursuant to the Merger Agreement, notwithstanding the fact that the closing price of Argan's common stock on August 30, 2004 was $6.00 per share, for purposes of calculating the consideration due under the Merger Agreement, the value of each share of Argan common stock was deemed to be $7.75, subject to adjustment as set forth in the Merger Agreement.

      The Merger Agreement further provides that, in the event the net worth of Vitarich as of the closing date of the Merger is less than $1,200,000, then such deficiency will reduce, dollar for dollar, the Initial Consideration paid to Thomas, which reduction, if any, shall be allocated proportionately to the Initial Cash Consideration and the Initial Stock Consideration. Upon the determination of the adjustment to the Initial Consideration, the amount by which the Initial Consideration has been reduced, if any, shall be repaid by Thomas to Argan in proportionate amounts of cash and Argan common stock (with the value of the Argan common stock deemed to be $7.75).

      The Merger Agreement provides that, in addition to the Initial Consideration, Thomas shall have the right to receive additional consideration (the "Additional Consideration") equal to (a) 5.5 times the Adjusted EBITDA of Vitarich for the 12 months ended February 28, 2005, (b) less the Initial
Consideration (provided, however, that in no event shall the Additional Consideration be less than zero or require repayment by Thomas to Argan of any portion of the Initial Consideration), such amount to be paid 50% in cash (the "Additional Cash Consideration") and 50% through issuance of Argan common stock (the "Additional Stock Consideration"). For purposes of determining the number of shares of Argan common stock to be issued to Thomas as Additional Stock Consideration, the value of each share of Argan common stock shall be deemed to be $7.75.

      The Merger Agreement also provides that, if between the closing date and the Additional Consideration payment date (which is expected to be on or before June 1, 2005), Argan raises additional capital by issuance of Argan stock pursuant to a public or private offering for a price less than $7.75 per share (the "Additional Capital Subscription Price"), then the number of shares of Argan common stock issued to Thomas as the Initial Stock Consideration pursuant to the Merger Agreement shall be adjusted to the number of shares of Argan common stock that would have been issued at the closing of the Merger had the value of each share of Argan common stock been the Additional Capital
Subscription Price, and Argan shall issue to Thomas on the Additional Consideration payment date the number of additional shares of Argan common stock that would have been issued as a part of the Initial Stock Consideration at closing had the value of Argan common stock been the Additional Capital Subscription Price.

      In addition to the foregoing, pursuant to the Merger Agreement, Argan also paid Thomas $507,514 at closing, such amount in full satisfaction of all loans made by Thomas to Vitarich prior to the closing. Argan also agreed to grant options to purchase 25,000 shares of Argan common stock to certain employees of Vitarich (now VLI) in the future.

      Pursuant to the Registration Rights Agreement, Argan agreed to use its best efforts to file a registration statement with the Commission under the Securities Act of 1933 to effect the registration of the shares of Argan common stock issued in the Merger.

      Pursuant to the Employment Agreement, VLI agreed to employ Thomas as its Senior Operating Executive for an initial term of 3 years. The agreement provides for successive automatic one year renewal terms after the initial term, unless either party provides three months prior written notice of its election not to renew. The agreement provides for Thomas to receive during the employment period an annual base salary of $150,000, subject to increase in the discretion of the board of VLI, and an annual bonus (commencing with the fiscal year of VLI ended January 31, 2006) of up to $250,000 based upon the Pre-Tax Earnings of VLI (as defined and described in the agreement). The agreement also provides that Thomas may receive such additional bonuses as the board of directors of VLI may determine in its discretion. The agreement also provides for Thomas to receive severance in the event that Thomas is terminated by the Company without "cause" (as defined in the agreement) or in the event that Thomas quits with "good reason."

      Pursuant to the Supply Agreement, Farms, which harvests and processes powdered vegetable grains, agreed to supply to VLI, and VLI agreed to purchase from Farms, the products produced by Farms as and to the extent required by VLI in the conduct of its business. The term of the agreement is one year. The price of products to be purchased under the agreement shall be as agreed upon by the parties, but shall not exceed the market price for the products at the time of purchase, subject to a 10% quality control premium, as applicable, on account of products being grown and processed in accordance with the specifications set forth in the agreement. Thomas owns approximately 60% of Farms and also serves as its President.

      Pursuant to the Financing Document Amendments, Argan's existing credit facility with BOA was principally amended to (i) increase the amount available for borrowing under the revolving credit facility from $1,750,000 to $3,500,000,
(ii) extend the maturity date of the revolving  credit facility to May 31, 2005,
(iii) increase the interest rate on the revolving credit facility to LIBOR plus 3.25% for the remaining term of the facility, (iv) increase the interest rate on the term loan facility to LIBOR plus 3.45% from July 1, 2004 to the maturity date (July 31, 2006), and (v) subject borrowings under the revolving credit facility to a borrowing base calculation based upon eligible accounts receivable and eligible inventory. The Financing Document Amendments also amended certain covenants to require the ratio of funded debt to earnings before interest, taxes, depreciation and amortization ("EBITDA") to not exceed 2.5 to 1 (the first test date being January 31, 2005) and to require a fixed charge coverage ratio of not less than 1.25 to 1 (the first test date being January 31, 2005). The Financing Document Amendments also deleted covenants which had required Argan to maintain certain minimum levels of liquidity and positive net income during the Company's fiscal quarters ended July 31, 2004 and October 31, 2004. The BOA credit facility, as amended, is discussed further in Item 2.03 of this Current Report of Form 8-K, which further discussion is incorporated by reference herein. Argan drew approximately $2.1 million under the BOA revolving credit facility in connection with the Merger and for working capital for the newly acquired business.

      Copies of the Merger Agreement, the Registration Rights Agreement, the Employment Agreement, the Third Amendment, the Amended Revolving Note, the First Amendment to Term Note and the Supplement are attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6. The foregoing descriptions of the Merger Agreement, the Registration Rights Agreement, the Employment Agreement, the Third Amendment, the Amended Revolving Note, the First Amendment to Term Note and the Supplement are qualified in their entirety by reference to the complete copies of the agreements attached hereto as exhibits.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

      The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

      As discussed in Item 2.01 above, the Financing Document Amendments effected certain amendments to Argan's existing BOA credit facility. As amended, the BOA credit facility:

      o Provides for a revolving loan facility in the amount of $3,500,000 (of which approximately $2,100,000 was outstanding as of September 1, 2004), which bears interest at a rate of LIBOR plus 3.25%, which requires interest to be paid monthly commencing on September 30, 2004, which limits borrowings under the facility based upon eligible accounts receivable and eligible inventory, which has a maturity date of May 31, 2005, and which requires all outstanding principal, interest and other amounts due to be paid on the maturity date;

      o Provides for a term loan in the amount of $1,200,000 (of which approximately $767,000 was outstanding as of September 1, 2004), which bears interest at a rate of LIBOR plus 3.45%, which requires interest to be paid monthly, which has a maturity date of July 31, 2006, and which requires all outstanding principal, interest and other amounts due to be paid on the maturity date;

      o Is secured by substantially all of Argan's and its subsidiaries' property and assets;

      o Contains certain affirmative and negative covenants including: requiring the ratio of funded debt to EBITDA to not exceed 2.5 to 1 (the first test date being January 31, 2005); requiring a fixed charge coverage ratio of not less than 1.25 to 1 (the first test date being January 31, 2005); and requiring BOA consent for acquisitions and divestitures; and

      o Provides that BOA may accelerate the entire amount due under the facility in the event of default.

      In connection with the Merger, VLI assumed certain financial obligations of Vitarich, including the following capital lease: Master Lease Agreement, dated as of November 26, 2003, by and between Key Equipment Finance, a Division of Key Corporate Capital Inc., and Vitarich Laboratories, Inc., together with the Schedules thereto dated December 3, 2003 (the "December 3, 2003 Key Capital Lease") and March 22, 2004 (the "March 22, 2004 Key Capital Lease") (the December 3, 2003 Key Capital Lease and the March 22, 2004 Key Capital Lease being collectively referred to as the "Key Capital Leases"); and the following real estate leases: Lease Agreement, dated as of April 25, 2000, by and between Ogden Manor Partnership, Ltd., a Colorado limited partnership, as landlord (as subsequently assigned to Naples Hawaii, LLC, as landlord), and Vitarich Laboratories, Inc., as tenant, with respect to premises at 4365 Arnold Avenue, Collier County, Florida (the "4365 Arnold Lease"); Lease Agreement, dated as of August 18, 2004, by and between Kevin J. Thomas, as landlord, and Vitarich Laboratories, Inc., as tenant, with respect to premises at 4206 Arnold Avenue, Collier County, Florida (the "4206 Arnold Lease"); and Lease Agreement, dated as of January 1, 2003, by and between Kevin J. Thomas, as landlord, and Vitarich Laboratories, Inc., as tenant, with respect to premises at 4327 Arnold Avenue, Collier County, Florida (the "4327 Arnold Lease").

      The December 3, 2003 Key Capital Lease provides for total financing of $234,525 (of which approximately $211,920 remained outstanding as of August 31, 2004); provides for the amortization of principal and interest over a period of 60 months in equal monthly installments of $4,682; and provides for the acceleration of the entire amount due under the lease in the event of default.

      The March 22, 2004 Key Capital Lease provides for total financing of $59,434 (of which approximately $55,355 remained outstanding as of August 31, 2004); provides for the amortization of principal and interest over a period of 60 months in equal monthly installments of $1,210; and provides for the acceleration of the entire amount due under the lease in the event of default.

      The 4365 Arnold Lease, as amended, expires on July 31, 2008; provides for monthly base rent of $10,600 during the period August 2004 to July 2005, $10,812 during the period August 2005 to July 2006, $11,028 during the period August 2006 to July 2007, and $11,248 during the period August 2007 to July 2008; and provides that tenant shall pay, as additional rent, all expenses relating to the operation, use and maintenance of the property including taxes, utilities and insurance.

      The 4206 Arnold Lease provides for an initial term of five years, commencing on August 18, 2004 (subject to earlier termination at the option of tenant upon 18 months prior written notice to landlord); provides for two successive one year renewal terms at tenant's option; provides for monthly base rent of $13,250 during the initial term (other than for approximately the first four months of the lease, during which the base rent is $6,625 per month) and the renewal terms (subject to possible increases of not more than 10% per renewal); and provides that tenant shall pay, as additional rent, all expenses relating to the operation, use and maintenance of the property including taxes, utilities and insurance.

      The 4327 Arnold Lease provides for an initial term of three years, commencing on January 1, 2003; provides for two successive one year renewal terms at tenant's option; provides for monthly base rent of $5,500 during the initial term and the renewal terms (subject to possible increases of not more than 10% per renewal); and provides that tenant shall pay, as additional rent, all expenses relating to the operation, use and maintenance of the property including taxes, utilities and insurance.


ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

      The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

      The shares of Argan common stock that were issued to Thomas in connection with the Merger were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

ITEM 5.01.  CHANGE IN CONTROL OF REGISTRANT.

      The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

      Following  the  consummation  of  the  Merger,  Thomas  beneficially  owns approximately 31% of Argan's outstanding voting shares. As a result of the Merger, Thomas may be deemed to have assumed control of Argan from the existing shareholders of Argan, including officers and directors of Argan who beneficially owned, in the aggregate, approximately 45% of Argan's outstanding voting shares prior to the Merger and who own approximately 32% of Argan's outstanding voting shares after the Merger.

      Except as described in Item 2.01 above, there are no material arrangements between Argan and Thomas with respect to the election of directors of Argan or other matters. Except as described in Item 2.01 above, to the best of Argan's knowledge, there are no material arrangements between Thomas and any of Argan's shareholders with respect to the election of directors of Argan or other matters.

      On December 31, 2002, Argan executed a non-binding term sheet with a group consisting of Rainer H. Bosselmann, H. Haywood Miller III and Arthur F. Trudel, setting forth terms for a private placement of common stock of Argan. Pursuant to the term sheet, the group and/or its affiliates agreed to invest not less than $2 million in the private placement. Mr. Bosselmann was appointed to Argan 's Board of Directors as Vice Chairman upon execution of the term sheet. Mr. Miller and Mr. Trudel were appointed as corporate officers of Argan, each at a nominal annual salary of $1.00, upon execution of the term sheet. In addition, Argan granted to the group warrants to purchase an aggregate of 180,000 shares of common stock at an exercise price of $7.75 per share upon execution of the term sheet. These warrants could only be exercised in the event that the private placement was consummated.

      On April 29, 2003, Argan completed the private placement. In the private placement, Argan sold 1,303,974 shares of common stock to a group of accredited investors (including Messrs. Bosselmann, Miller and Trudel) at a price of $7.75 per share. Argan raised a total of $10,106,000 in the private placement (before giving effect to offering expenses of approximately $472,000 and 230,000 warrants).

      Pursuant to the terms of the private placement, Mr. Bosselmann received the right to designate four members of Argan's Board of Directors (including himself) upon consummation of the private placement. Following the closing of the private placement, four existing directors of Argan resigned and were replaced by Mr. Bosselmann and three new directors designated by Mr. Bosselmann (DeSoto S. Jordan, James W. Quinn and Daniel A. Levinson). These new directors were appointed by the remaining members of Argan 's Board of Directors. Also upon the consummation of the private placement, each of Messrs. Bosselmann, Miller and Trudel became senior officers of Argan.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired:

      Argan will file the financial statements required by Item 9.01(a) of Form 8-K within the time period specified in Item 9.01(a)(4) of Form 8-K.

(b)   Pro Forma Financial Information:

      Argan will file the pro forma financial information required by Item 9.01(b) of Form 8-K within the time period specified in Item 9.01(b)(2) of Form 8-K.



(c)      Exhibits.

         Exhibit No.                Description
         -----------                -----------

         2.1                        Agreement and Plan of Merger, dated as of August 31, 2004, by and between
                                    Kevin J. Thomas, Vitarich Laboratories, Inc., Argan, Inc. and AGAX/VLI
                                    Acquisition Corporation (exhibits and schedules to the Agreement and Plan of
                                    Merger are omitted from this filing, but will be filed with the Commission supplementally upon request)

         10.1                       Registration Rights Agreement, dated as of August 31, 2004, by and among
                                    Argan, Inc. and Kevin J. Thomas

         10.2                       Employment Agreement, dated as of August 31, 2004, by and between AGAX/VLI
                                    Acquisition Corporation and Kevin J. Thomas

         10.3                       Third Amendment to Financing and Security Agreement, dated as of August 31,
                                    2004, by and among Argan, Inc., Southern Maryland Cable, Inc. and AGAX/VLI
                                    Acquisition Corporation, as borrowers, and Bank of America, N.A., as lender

         10.4                       Amended and Restated Revolving Credit Note, dated August 31, 2004, in the amount of $3,500,000, by Argan, Inc., Southern Maryland Cable, Inc. and
                                    AGAX/VLI Acquisition Corporation, as borrowers, in favor of Bank of America,
                                    N.A., as lender

         10.5                       First Amendment to Term Note, dated as of June 29, 2004, by and among Argan,
                                    Inc. and Southern Maryland Cable, Inc., as borrowers, and Bank of America,
                                    N.A., as lender

         10.6                       Additional Borrowers Joinder Supplement, dated as of August 31, 2004, by and among Argan, Inc., the other Existing Borrowers (as such term is defined in the agreement) and AGAX/VLI Acquisition Corporation, as borrowers, and Bank of
                                    America, N.A., as lender

         99.1                       Press Release of Argan, Inc., dated September 1, 2004, announcing the acquisition of Vitarich Laboratories, Inc.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ARGAN, INC.


                                                   By: /s/ Rainer Bosselmann
                                                       ---------------------
                                                       Rainer Bosselmann
                                                       Chairman of the Board and
                                                       Chief Executive Officer

Date: September 7, 2004


                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

2.1                        Agreement and Plan of Merger, dated as of August 31, 2004, by and between Kevin J.
                           Thomas, Vitarich Laboratories, Inc., Argan, Inc. and AGAX/VLI Acquisition Corporation
                           (exhibits and schedules to the Agreement and Plan of Merger are omitted from this filing, but will be filed with the Commission supplementally upon request)

10.1                       Registration Rights Agreement, dated as of August 31, 2004, by and among Argan, Inc.
                           and Kevin J. Thomas

10.2                       Employment Agreement, dated as of August 31, 2004, by and between AGAX/VLI Acquisition
                           Corporation and Kevin J. Thomas

10.3                       Third Amendment to Financing and Security Agreement, dated as of August 31, 2004, by and among Argan, Inc., Southern Maryland Cable, Inc. and AGAX/VLI Acquisition
                           Corporation, as borrowers, and Bank of America, N.A., as lender

10.4                       Amended and Restated Revolving Credit Note, dated August 31, 2004, in the amount of
                           $3,500,000, by Argan, Inc., Southern Maryland Cable, Inc. and AGAX/VLI Acquisition
                           Corporation, as borrowers, in favor of Bank of America, N.A., as lender

10.5                       First Amendment to Term Note, dated as of June 29, 2004, by and among Argan, Inc. and
                           Southern Maryland Cable, Inc., as borrowers, and Bank of America, N.A., as lender

10.6                       Additional Borrowers Joinder Supplement, dated as of August 31, 2004, by and among
                           Argan, Inc., the other Existing Borrowers (as such term is defined in the agreement)
                           and AGAX/VLI Acquisition Corporation, as borrowers, and Bank of America, N.A., as lender

99.1                       Press Release of Argan, Inc., dated September 1, 2004, announcing the acquisition of
                           Vitarich Laboratories, Inc.

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